UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 19, 2024

Edgewise Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40236	82-1725586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1715 38th St.

Boulder, CO 80301

(Address of principal executive offices) (Zip Code)

(720) 262-7002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	EWTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Conditions.

The information set forth in Item 8.01 under the caption "Preliminary, Unaudited Financial Information" is incorporated into this Item 2.02 by reference.

Item 8.01	Other Information.

Preliminary, Unaudited Financial Information

Based upon preliminary estimates and information available to Edgewise Therapeutics, Inc. (the Company) as of the date of this Current Report on Form 8-K, as of December 31, 2023:

•	The Company had approximately $318.4 million in cash, cash equivalents and marketable securities.

•	The Company had 70,453,342 shares of common stock outstanding.

The Company’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary, unaudited information and, accordingly, does not express an opinion or any other form of assurance about them.

Anticipated 2024 Key Milestones

The Company’s 2024 anticipated key milestones are:

Musculoskeletal Program – EDG-5506

Becker muscular dystrophy

•	Report 24-month data from the open label ARCH trial in the first half of 2024.

•	Continue to advance the Phase 2 CANYON placebo-controlled study, announce 1-year data in the fourth quarter of 2024.

•	Announce Phase 2 DUNE (Becker, LGMD, McArdle) exercise challenge data in the first half of 2024.

Duchenne muscular dystrophy

•	Continue to advance Phase 2 LYNX trial, announce 3-month controlled dose-ranging data in the first half of 2024.

•	Pending data from ongoing EDG-5506 studies, initiate Phase 3 trial in the second half of 2024.

Cardiac Program – EDG-7500

Hypertrophic cardiomyopathy (HCM)

•	Announce Phase 1 data in healthy volunteers and individuals with obstructive hypertrophic cardiomyopathy (oHCM) in the third quarter of 2024.

Potential Market Opportunity

The Company estimates that there are approximately 12,000 Becker patients and 35,000 Duchenne patients in the United States, Japan, France, Germany, Italy, Spain and the United Kingdom.

The Company further estimates that HCM affects approximately one in 200-500 people in the United States, with a total U.S. patient population of approximately 900,000.

Termination of ATM Prospectus

Effective January 19, 2024, the Company suspended and terminated the prospectus related to the Company’s common stock (the ATM Prospectus) issuable pursuant to the terms of the Sales Agreement, dated June 16, 2023, by and between the Company and BofA Securities, Inc. As a result, the Company will not make any sales of the Company’s securities pursuant to the Sales Agreement unless and until a new prospectus, prospectus supplement or a new registration statement is filed. Other than the termination of the ATM Prospectus, the Sales Agreement remains in full force and effect.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the potential of, and expectations regarding, the Company’s product candidates and programs, including EDG-5506 and EDG-7500; the Company’s clinical trials, including timing of reporting data and commencement of trials; the Company’s anticipated 2024 milestones; the market opportunity for the Company’s product candidates; and the Company’s preliminary, unaudited financial information as of December 31, 2023. Such statements are based on current assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties, many of which are beyond the Company’s control, include the risks associated with the process of discovering, developing and commercializing drugs that are safe and effective for use as human therapeutics and operating as an early clinical stage company including the potential for the Company’s product candidates to cause serious adverse events; the Company’s ability to develop, initiate or complete clinical trials for, obtain approvals for and commercialize any of its product candidates; the Company’s ability to take advantage of potential benefits associated with designations granted by the U.S. Food and Drug Administration and/or to maintain qualifications for applicable designations over time; the timing, progress and results of clinical trials for EDG-5506 and EDG-7500; the Company’s ability to enroll and maintain patients in clinical trials; the Company’s ability to raise any additional funding it will need to continue to pursue its business and product development plans; the timing, scope and likelihood of regulatory filings and approvals; the potential for any clinical trial results to differ from preclinical, interim, preliminary, topline or expected results; the Company’s ability to develop a proprietary drug discovery platform to build a pipeline of product candidates; the Company’s manufacturing, commercialization and marketing capabilities and strategy; the size of the market opportunity for the Company’s product candidates; the loss of key scientific or management personnel; competition in the industry in which the Company operates; the Company’s reliance on third parties; the Company’s ability to obtain and maintain intellectual property protection for its product candidates; general economic and market conditions; the possibility that our actual financial information as of December 31, 2023 may differ from the estimates presented in this Current Report on Form 8-K; as well as the other risks set forth in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. The Company disclaims any obligation to update these forward-looking statements.

This Current Report on Form 8-K also includes estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company’s industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGEWISE THERAPEUTICS, INC.

By:	/s/ R. Michael Carruthers
R. Michael Carruthers
Chief Financial Officer

Date: January 19, 2024